SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2002 (May 14, 2002)

Corrections Corporation of America

(Exact name of registrant as specified in its charter)

Maryland	0-25245	62-1763875

(State or other jurisdiction of	(Commission File	(I.R.S. Identification

incorporation)	Number)	Number)

10 Burton Hills Boulevard, Nashville, Tennessee 37215

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (615) 263-3000

Not Applicable

(Former name or former address, if changed since last report)

ITEM 4. Changes in Registrant’s Certifying Accountant.

On May 14, 2002, Corrections Corporation of America, a Maryland corporation (the “Company”), dismissed its independent auditors, Arthur Andersen LLP (“Arthur Andersen”), and engaged the services of Ernst & Young LLP (“Ernst & Young”), effective immediately, as its new independent auditors for its fiscal year ending December 31, 2002. The Audit Committee of the Board of Directors and the Board of Directors of the Company authorized the dismissal of Arthur Andersen and the immediate engagement of Ernst & Young.

Arthur Andersen’s reports on the Company’s consolidated financial statements for each of the years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles, except to the extent that Arthur Andersen’s report for each of the years ended December 31, 2001 and 2000 contained explanatory statements regarding the Company’s pending debt maturities under the terms of the Company’s then-existing senior bank credit facility.

During the years ended December 31, 2001 and 2000, and the subsequent interim period through the date hereof, there were no disagreements with Arthur Andersen on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreement, if not resolved to Arthur Andersen’s satisfaction, would have caused it to make reference to the subject matter of the disagreement in connection with its report on the Company’s consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached, as Exhibit 16.1, is a copy of Arthur Andersen’s letter, dated May 15, 2002, stating its agreement with such statements.

During the two most recent fiscal years ended December 31, 2001 and 2000 and the subsequent interim period through May 13, 2002, the Company did not consult with Ernst & Young regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K. Notwithstanding the foregoing, during the fiscal year ended December 31, 2000 and during the first quarter of 2001, Ernst & Young and/or an affiliate thereof provided the Company with certain management consulting services as required under the terms of the Company’s then-existing senior bank credit facility. In addition, during the fourth quarter of 2001 and to date during 2002, an affiliate of Ernst & Young has provided a subsidiary of the Company with certain management consulting services.

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ITEM 7(c). Exhibits.

The following exhibit is filed as part of this Current Report:

Exhibit
Number	Description of Exhibits

16.1	Letter from Arthur Andersen LLP regarding change in independent auditor

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the undersigned Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2002	CORRECTIONS CORPORATION OF AMERICA

	By: Its:	/s/ Irving E. Lingo, Jr. Executive Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Description of Exhibits

16.1	Letter from Arthur Andersen LLP regarding change in independent auditor